                INTERCOMPANY SUBORDINATED DEMAND PROMISSORY NOTE

Note Number: 1                                         Dated November 30, 1999

         FOR VALUE RECEIVED, the Borrower and each of its Subsidiaries (collectively, the "GROUP MEMBERS" and each, a "GROUP MEMBER") which is a party to this intercompany subordinated demand promissory note (the "PROMISSORY NOTE") promises to pay to the order of such other_ as makes loans to such (each _ which borrows money pursuant to this Promissory Note is referred to herein as a "PAYOR" and each_ which makes loans and advances pursuant to this Promissory Note is referred to herein as a "PAYEE"), on demand, in lawful money of the United States of America, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by such Payee to such Payor and any other indebtedness now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of such Payee. The failure to show any such Indebtedness or any error in showing such Indebtedness shall not affect the obligations of any Payor hereunder. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT"), among O'Sullivan Industries, Inc. (the "BORROWER"), each bank and other financial institution or entity from time to time party thereto, Lehman Brothers Inc., as advisor, lead arranger and book manager, Wachovia Bank, N.A., as syndication agent, and Lehman Commercial Paper Inc., as administrative agent (in such capacity and including its successors and assigns, the "ADMINISTRATIVE AGENT").

         The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon in writing from time to time by the relevant Payor and Payee or, at the Administrative Agent's option following the occurrence and during the continuation of an Event of Default, at the rate per annum then applicable to Base Rate Loans under the Revolving Credit Facility or, following expiration or termination of the Revolving Credit Commitments, the rate applicable to Base Rate Loans thereunder immediately prior to such expiration or termination, in each case, PLUS 2.0% per annum. Interest shall be due and payable on the last day of each month commencing after the date hereof or at such other times as may be agreed upon in writing from time to time by the relevant Payor and Payee. Upon demand for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in lawful money of the United States of America and in immediately available funds. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 days.

        Each Payor and any endorser of this Promissory Note hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Promissory Note has been pledged by each Payee to the Administrative Agent, for the benefit of the Secured Parties, as security for such Payee's Obligations, if any, under the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents to which such Payee is a party. Each Payor acknowledges and agrees that the Administrative Agent and the other Secured Parties may exercise all the rights of the Payees under this Promissory Note and will not be subject to any abatement, reduction, recoupment, defense, setoff or counterclaim available to such Payor.

         Each Payee agrees that any and all claims of such Payee against any Payor or any endorser of this Promissory Note, or against any of their respective properties, shall be subordinate and subject in right of payment to the Obligations until all of the Obligations have been performed and paid in full in immediately available funds, no Letters of Credit are outstanding and the Commitments have been terminated; PROVIDED, that each Payor may make payments to the applicable Payee so long as no Default or Event of Default shall have occurred and be continuing; and PROVIDED, FURTHER, that all loans and advances made by a Payee pursuant to this Promissory Note shall be received by the applicable Payor subject to the provisions of the Credit Agreement including, without limitation, the provisions thereof relating to mandatory prepayment. Notwithstanding any right of any Payee to ask, demand, sue for, take or receive any payment from any Payor, all rights, Liens and security interests of such Payee, whether now or hereafter arising and howsoever existing, in any assets of any Payor (whether constituting part of the security or collateral given to the Administrative Agent or any Secured Party to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Administrative
Agent or any Secured Party in such assets. Except as expressly permitted by the Credit Agreement, the Payees shall have no right to possession of any such asset or to foreclose upon, or exercise any other remedy in respect of, any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been performed and paid in full in immediately available funds, no Letters of Credit are outstanding and the Commitments under the Credit Agreement have been terminated.

         If all or any part of the assets of any Payor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Payor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Payor is dissolved or if (except as expressly permitted by the Credit Agreement) all or substantially all of the assets of any Payor are sold, then, and in any such event, any payment or distribution of any kind or character, whether in cash, securities or other investment property, or otherwise, which shall be payable or deliverable upon or with respect to any indebtedness of such Payor to any Payee ("PAYOR INDEBTEDNESS") shall be paid or delivered directly to the Administrative Agent for application to any of the Obligations, due or to become due, until the date on which the Obligations shall have been performed and paid in full in immediately available funds, no Letters of Credit shall be outstanding and the Commitments shall have been terminated. Each Payee irrevocably authorizes, empowers and appoints the Administrative Agent as such Payee's attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Administrative Agent's own name or in the name of such Payee or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Promissory Note. Each Payee also agrees to execute, verify, deliver and file any such proofs of claim in respect of the Payor Indebtedness requested by the Administrative Agent. The Administrative Agent may vote such proofs of claim in any such proceeding (and the applicable Payee shall not be entitled to withdraw such vote), receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Except as otherwise expressly permitted under the Credit Agreement, should any payment, distribution, security or other investment property or instrument or any proceeds thereof be received by an Payee upon or with respect to Payor Indebtedness owing to such Payee prior to such time as the Obligations have been performed and paid in full in immediately available funds, no Letters of Credit are outstanding and the Commitments have been terminated, such Payee shall receive and hold the same in trust, as trustee, for the benefit of the Administrative Agent and the Secured Parties, and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of such Payee where necessary or advisable in the Administrative Agent's judgment), for application to any of the Obligations, due or not due, and until so delivered, the same shall be segregated from the other assets of such Payee and held in trust by such Payee as the property of the Administrative Agent, for the benefit of the Secured Parties. If such Payee fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers, employees or representatives are hereby irrevocably authorized to make the same. Each Payee agrees that until the Obligations have been performed and paid in full in immediately available funds, no Letters of Credit are outstanding and the Commitments have been terminated, such Payee will not (i) assign or transfer, or agree to assign or transfer, to any Person (other than in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement or otherwise) any claim such Payee has or may have against any Payor, (ii) discount or extend the time for payment of any Payor Indebtedness, or (iii) otherwise amend, modify, supplement, waive or fail to enforce any provision of this Promissory Note.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN ANY OTHER LOAN DOCUMENT OR IN ANY SUCH PROMISSORY NOTE OR OTHER INSTRUMENT, THIS PROMISSORY NOTE (i) REPLACES AND SUPERSEDES ANY AND ALL PROMISSORY NOTES OR OTHER INSTRUMENTS WHICH CREATE OR EVIDENCE ANY LOANS OR ADVANCES MADE ON OR BEFORE THE DATE HEREOF BY ANY GROUP MEMBER TO ANY OTHER GROUP MEMBER, AND
(ii) SHALL NOT BE DEEMED REPLACED, SUPERSEDED OR IN ANY WAY MODIFIED BY AN PROMISSORY NOTE OR OTHER INSTRUMENT ENTERED INTO ON OR AFTER THE DATE HEREOF WHICH PURPORTS TO CREATE OR EVIDENCE ANY LOAN OR ADVANCE BY ANY GROUP MEMBER TO ANY OTHER GROUP MEMBER.

         THIS PROMISSORY NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         From time to time after the date hereof, additional Subsidiaries of the Group Members may become parties hereto by executing a counterpart signature page to this

Promissory Note (each additional Subsidiary, an "ADDITIONAL PAYOR"). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors, each Additional Payor shall be a Payor and shall be as fully a party hereto as if such Additional Payor were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor hereunder. This Promissory Note shall be fully effective as to any Payor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor hereunder.

        This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           [Signature page follows]

         IN WITNESS WHEREOF, each Payor has caused this Intercompany Subordinated Demand Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.


                                       O'SULLIVAN INDUSTRIES, INC.



                                       By: /s/ Richard D. Davidson
                                          -------------------------------
                                          Name:  Richard D. Davidson
                                          Title: President



                                       O'SULLIVAN INDUSTRIES -- VIRGINIA, INC.



                                       By: /s/ Richard D. Davidson
                                          -------------------------------
                                          Name:  Richard D. Davidson
                                          Title: President

                                                                    SCHEDULE A

                                 TRANSACTIONS
                                      ON
               INTERCOMPANY SUBORDINATED DEMAND PROMISSORY NOTE

_______________________________________________________________________________________________________
                                                                         OUTSTANDING
                                                           AMOUNT OF      PRINCIPAL
                                            AMOUNT OF      PRINCIPAL     BALANCE FROM
                                NAME OF      ADVANCE          PAID      PAYOR TO PAYEE       NOTATION
   DATE      NAME OF PAYOR       PAYEE      THIS DATE      THIS DATE      THIS DATE           MADE BY
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________


                                 ENDORSEMENT


         FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to _____________________________all of its right, title and interest in and to the Intercompany Subordinated Demand Promissory Note, dated November 30, 1999 (as amended, supplemented, replaced or otherwise modified from time to time, the "PROMISSORY NOTE"), made by O'Sullivan Industries, Inc. (the "BORROWER"), and each other Subsidiary of the Borrower or any other Person that becomes a party thereto, and payable to the undersigned. This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof.

         The initial undersigned shall be the Group Members (as defined in the Promissory Note) party to the Loan Documents on the date of the Promissory Note. From time to time after the date thereof, additional Subsidiaries of the Group Members shall become parties to the Promissory Note (each, an "ADDITIONAL PAYEE") and a signatory to this endorsement by executing a counterpart signature page to the Promissory Note and to this endorsement. Upon delivery of such counterpart signature page to the Payors, notice of which is hereby waived by the other Payees, each Additional Payee shall be a Payee and shall be as fully a Payee under the Promissory Note and a signatory to this endorsement as if such Additional Payee were an original Payee under the Promissory Note and an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Promissory Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Promissory Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payee to the Promissory Note or hereunder.

         Dated:----------------------

                           [Signature page follows]

                                       O'SULLIVAN INDUSTRIES, INC.



                                       By: /s/ Richard D. Davidson
                                          -------------------------------
                                          Name:  Richard D. Davidson
                                          Title: President



                                       O'SULLIVAN INDUSTRIES -- VIRGINIA, INC.



                                       By: /s/ Richard D. Davidson
                                          -------------------------------
                                          Name:  Richard D. Davidson
                                          Title: President